UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2009

CATHAY GENERAL BANCORP

(Exact name of registrant as specified in its charter)

Delaware	0-18630	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California	90012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 625-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

The statements in this Current Report on Form 8-K include forward-looking statements within the meaning of the applicable provisions of the Private Securities Litigation Reform Act of 1995 regarding management’s beliefs, projections, and assumptions concerning future results and events. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements in these provisions. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including statements about anticipated future operating and financial performance, financial position and liquidity, growth opportunities and growth rates, growth plans, acquisition and divestiture opportunities, business prospects, strategic alternatives, business strategies, financial expectations, regulatory and competitive outlook, investment and expenditure plans, financing needs and availability and other similar forecasts and statements of expectation and statements of assumptions underlying any of the foregoing. Words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “hopes,” “intends,” “may,” “plans,” “projects,” “seeks,” “shall”, “should,” “will,” “predicts,” “potential,” “continue,” and variations of these words and similar expressions are intended to identify these forward-looking statements. Forward-looking statements by us are based on estimates, beliefs, projections, and assumptions of management and are not guarantees of future performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. Such risks and uncertainties and other factors include, but are not limited to, adverse developments or conditions related to or arising from factors that are further described in “Item 8.01: Other Events” and other periodic and current reports filed with the Securities and Exchange Commission (“SEC”), and other filings we make in the future with the SEC from time to time. Actual results in any future period may also vary from the past results discussed in this report. Given these risks and uncertainties, we caution readers not to place undue reliance on any forward-looking statements, which speak to the date of this report. We have no intention and undertake no obligation to update any forward-looking statement or to publicly announce the results of any revision of any forward-looking statement to reflect future developments or events, except as required by law.

Item 1.01	Entry into a Material Definitive Agreement

On November 23, 2009, Cathay General Bancorp (the “Company”) entered into an ATM OfferingSM Sales Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Agreement”) as sales agent (the “Agent”) pursuant to which the Company may, from time to time, offer and sell up to $50 million in aggregate gross sales proceeds of the Company’s common stock, par value $0.01 per share (the “Shares”) through and/or to the Agent. Sales of the Shares through the Agent, if any, pursuant to the Agreement will be made by means of ordinary brokers’ transactions on the NASDAQ Global Select Market or otherwise at market prices prevailing at the time of sale, at prices related to the prevailing market prices or at negotiated prices.

The Agent will offer the Shares subject to the terms and conditions of the Agreement on a daily basis or as otherwise agreed upon by the Company and the Agent. The Company will designate the maximum amount of the Shares to be sold through the Agent for such day or otherwise determine the maximum amount together with the Agent if such amount is to be sold over multiple days. Subject to the terms and conditions of the Agreement, the Agent will use its commercially reasonable efforts to sell on the Company’s behalf all of the designated Shares that it is authorized to sell. The Company may instruct the Agent not to sell the Shares if the sales cannot be effected at or above the price designated by the Company in any such instruction. The Company may suspend the offering of Shares under the Agreement by notifying the Agent. The Agent may suspend the offering of Shares under the Agreement by notifying the Company of such suspension. For services as sales agent, the Company will pay the Agent a commission equal to 2% of the gross sales proceeds of any Shares, unless the parties agree otherwise. The Company has also agreed to reimburse the Agent for its legal expenses in certain circumstances.

Under the terms of the Agreement, the Company may sell Shares to the Agent, as principal for its own account, at a price and for a commission agreed upon by the Company and the Agent at the time of sale. If the Company sells Shares to the Agent as principal, the Company will enter into a separate terms agreement with the Agent, and the Company will describe such agreement in a separate prospectus supplement or pricing supplement.

The Company is not obligated to sell and the Agent is not obligated to buy or sell any Shares under the Agreement. No assurance can be given that the Company will sell any Shares under the Agreement, or, if it does, as to the price or amount of Shares that it sells, or the dates when such sale will take place. The offering of the Shares pursuant to the Agreement will terminate upon the earlier of (i) the sale of all the Shares subject to the Agreement and (ii) the termination of the Agreement.

The Shares sold in the offering will be issued pursuant to a prospectus supplement (the “Prospectus Supplement”) filed with the SEC on November 23, 2009, to the accompanying prospectus (the “Prospectus”), dated November 19, 2009, filed with the SEC as part of the Company’s Registration Statement on Form S-3 (File No. 333-163070) (the “Registration Statement”).

The Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement.

A copy of the opinion of Wachtell, Lipton, Rosen & Katz relating to the legality of the Shares is filed as Exhibit 5.1 to this report and is incorporated by reference into the Registration Statement.

Item 8.01	Other Events

The Prospectus Supplement updated the risk factors contained in the Company’s Current Report on Form 8-K filed on October 13, 2009. A copy of the updated risk factors is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of Wachtell, Lipton, Rosen & Katz regarding the legality of the common stock to be issued pursuant to the ATM Equity OfferingSM Sales Agreement dated November 23, 2009.

10.1	ATM Equity OfferingSM Sales Agreement, dated November 23, 2009, between Cathay General Bancorp and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).

99.1	Risk Factors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 23, 2009

CATHAY GENERAL BANCORP

By:	/s/ Heng W. Chen
Heng W. Chen Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

5.1	Opinion of Wachtell, Lipton, Rosen & Katz regarding the legality of the common stock to be issued pursuant to the ATM Equity OfferingSM Sales Agreement dated November 23, 2009.

10.1	ATM Equity OfferingSM Sales Agreement, dated November 23, 2009, between Cathay General Bancorp and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).

99.1	Risk Factors.